CONFIDENTIAL

PATENT PURCHASE AGREEMENT

THIS PATENT PURCHASE AGREEMENT is made as of MAY 23, 2014 (the "Execution Date ") by and between Nokia Corporation, a corporation organized under the laws of Finland, having its registered office at Keilalahdentie 4, FIN-02 150 Espoo, Finland, ("Assignor") and Inventergy, Inc, a Delaware corporation organized under the laws of the USA, having its registered office at 19925 Stevens Creek Blvd., Suite 100, Cupertino California, 95014 (the "Assignee"),

WHEREAS Assignor owns certain patents and patent applications; and

WHEREAS Assignor wishes to sell and assign to Assignee and Assignee wishes to purchase and obtain all substantive right, title, and interest in such patents and patent applications;

NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties to this Agreement hereby agree as follows:

1	DEFINITIONS

When used in this Agreement the following terms shall have the following meanings assigned to them:

1.1	“Affiliate” of a corporation or other legal entity means any other corporation or legal entity which is directly or indirectly Controlling, Controlled by, or under common Control with, the first mentioned corporation or entity, from the start of such control and as long as such control lasts. “Control”, with respect to two entities, means that an entity shall be treated as being controlled by another if the controlling entity has itself or through other entity or entities under its control more than fifty percent (50%) of the votes in such entity, or if the controlling entity itself or through other entity or entities under its control is otherwise able to appoint or discharge the majority of the members of the board of directors or equivalent body. An entity shall be deemed to be an Affiliate only so long as such Control exists.

1.2	“Agreement” means this Patent Purchase Agreement and any exhibits, appendices, annexes or schedules thereto.

1.3	“Assigned Patents” means (a) all patents and patent applications listed in Exhibit A hereto; (b) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of such patents and patent applications (whether pending, issued, abandoned or filed prior to, on or after the Effective Date); (c) all patents and patent applications (i) to which any or all of the foregoing directly or indirectly claims priority to, or the benefit of, the filing date, or (ii) for which any or all of the foregoing directly or indirectly forms a basis for priority or otherwise provides the benefit of an earlier filing date; and (d) all foreign counterparts to any or all of the foregoing.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

1.4	“Assignee” shall have the meaning assigned to it in the beginning of the Agreement.

1.5	“Assignment” shall have the meaning assigned to it in Section 3.1.

1.6	“Assignor” shall have the meaning assigned to it in the beginning of the Agreement.

1.6b	“Effective Date” shall have the meaning assigned to it in Section 5.8.

1.7	“Execution Date” shall have the meaning assigned to it in beginning of this document.

1.8	“Encumbrance(s)” means any legally binding lien, charge, claim, pledge, security interest, conditional sale agreement or other title retention agreement, lease, mortgage, security agreement, right, option, restriction, immunity, license, covenant, adverse claim or other encumbrance, including without limitation any (a) patent licenses or sublicenses, covenants not to assert, and/or similar patent immunities; (b) rights or options to renew or extend pre-existing patent licenses exercised solely by third parties (such as legally binding options); (c) releases for past infringement; (d) SSO Commitments; and (e) other such commitments.

1.9	“Existing Encumbrance(s)” mean, in relation to the Assigned Patents, any Encumbrance which transfers in connection with the transfer of Assigned Patents and/or which Assignor has committed to be maintained in connection with the transfer of any Assigned Patents, including without limitation the ***** and the SSO Commitments, in each case, to the extent such Encumbrance existed on the Effective Date.

1.10	“NSN” shall have the meaning assigned to it in Section 6.3.

1.11	“Party” means the generic reference to either Assignor or Assignee. “Parties” means both Assignor and Assignee.

1.12	“Patent” means any and all (a) patents and patent applications; (b) reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of such patents and patent applications (whether pending, issued, abandoned or filed prior to, on or after the Effective Date); and (c) foreign counterparts to any or all of the foregoing.

1.13	“Patent Assignment” means the executed and notarized Assignment of Patent Rights in Exhibit B signed by a duly authorized representative of Assignor.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

1.14	“Prosecution History Files” means the files, documents and other materials that are in the possession of the patent law firms and/or agencies used by Assignor and relate to the prosecution, maintenance, filing, issuance and/or of the Assigned Patents.

1.15	“***” shall have the meaning assigned to it in Section 5.4.

1.16	“SSO Commitment(s)” means commitments made under or pursuant to any intellectual property policies or other similar provisions adopted by any standard setting organizations (including without limitation any licensing commitments on (F)RAND or any other similar terms and conditions), including without limitation what is reaffirmed by Nokia’s Licensing Statement of April 8th 2014 (attached hereto as Exhibit F).

1.17	“Unlicensed Companies” means the companies listed in Exhibit C.

1.18	“Sublicensable Patents” mean (a) all patents and patent applications identified in Exhibit A as “sublicensable patents”; (b) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of such patents and patent applications (whether pending, issued, abandoned or filed prior to, on or after the Effective Date); (c) all patents and patent applications (i) to which any or all of the foregoing directly or indirectly claims priority to, or the benefit of, the filing date, or (ii) for which any or all of the foregoing directly or indirectly forms a basis for priority or otherwise provides the benefit of an earlier filing date; and (d) all foreign counterparts to any or all of the foregoing.

2	DISCLOSURES AND DOCUMENTS

2.1	Prosecution History Files. Within a reasonable time after the Effective Date, Assignor will provide Assignee, or cause Assignee to be provided, with the Prosecution History Files, including the original ribbon letters patent or similar documents from each jurisdiction issuing a granted Assigned Patent.

2.2	Upcoming Due Dates. All due dates relating to any Assigned Patent, including pending, issued, and lapsed Assigned Patents that are reasonably revivable as of the Effective Date, will be provided for each Assigned Patent. Assignor agrees to pay any expenses related to issue fees, maintenance fees, and/or annuity fees payable and/or due after the Effective Date and through sixty (60) days beyond the Effective Date; and Assignee agrees to reimburse Assignor for all such fees paid by Assignor after the Effective Date.

2.3	Disclosure of Other Documents. After the Effective Date the Parties will discuss what documents and other material (if any) are to be disclosed by the Assignor to Assignee in relation to the Assigned Patents. Pursuant to such discussion Assignor may disclose to Assignee such documents and other material as are reasonably requested by Assignee and readily available to Assignor or its outside attorneys or other representatives it being understood and agreed that any such disclosure shall always be made at the sole discretion of the Assignor.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

2.4	Additional Agreements. It is acknowledged that the parties have entered into a mutual non-disclosure agreement dated March, 17, 2013 and will formalize a common interest agreement / joint defense agreement regarding the Parties’ common interest to protect the disclosure of certain sensitive documents or materials substantially in the form attached as Exhibit D.

3	ASSIGNMENT

3.1	Assignment of Patent Rights. No sooner than upon the Effective Date and subject to receipt by Assignor of (i) the full Purchase Price or (ii) full security for any unpaid portion(s) of the Purchase Price in accordance with Section 4.2, Assignor sells, transfers and assigns to Assignee, and Assignee purchases and acquires from Assignor, all right, title, and interest in and to the Assigned Patents, including without limitation all causes of action and other enforcement rights for damages, injunctive relief and any other remedies of any kind for past, current, and future infringement, subject to the terms and conditions of this Agreement, including without limitation the Existing Encumbrances (the “Assignment”).

3.2	Execution of Patent Assignment. Upon the Assignment or promptly thereafter, Assignor must execute and deliver to Assignee the Patent Assignment in the form attached as Exhibit B.

4	FINANCIAL TERMS

4.1	Lump Sum Payment. Assignee hereby agrees to pay to Nokia **** US dollars (**** USD) (the “Purchase Price”) as consideration for the Assigned Patents. The Purchase Price is payable in three installments as follows:

•	**** US dollars (**** USD) on or before 1st October 2014;
•	**** US dollars (**** USD) on or before 1st June 2015; and

**** US dollars (**** USD) on or before 1st June 2016.

4.2	[Intentionally Omitted]

4.3	Payment Account(s). All payment(s) pursuant to this Agreement shall be made by wire transfer to:

Nokia Corporation
***
***
***
***

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

EUR-ACCOUNT:
Iban: ****
Swift: ***

USD-ACCOUNT:
Iban: ***

Swift: ***

or any other account of Assignor or its Affiliates indicated by Assignor in writing prior to payment. Confirmation of payment shall be sent by e-mail to Assignor at the address set out in Section 8 at the same time as payment is made.

4.4	Late Payment Interest. Any payment hereunder which is delayed beyond the due date shall be subject to a monthly penalty charge at a rate of * per cent (*%) per month on the unpaid amount until the unpaid amount together with any penalty charges due under this Section 4.4 have been fully paid.

4.5	Taxes. Each Party is responsible for all taxes (including, but not limited to, net income, gross receipts, franchise, or property taxes and taxes arising from transactions between such party and its customers) imposed on such Party under applicable laws and arising as a result of or in connection with this Agreement or the transactions contemplated by this Agreement. If any taxes are required by applicable law to be withheld from the Purchase Price, Assignee may deduct such taxes from the amount owed to Assignor and pay such taxes to the appropriate taxing authority, provided that Assignee will furnish receipts evidencing such paid taxes to Assignor in the form issued by the relevant jurisdiction. Notwithstanding the preceding sentence, Assignee will not withhold taxes (at a reduced rate or otherwise) on the Purchase Price to the extent that Assignor timely provides Assignee with reasonably sufficient evidence that an exemption is applicable. The parties will use commercially reasonable efforts to mitigate, reduce, or eliminate any taxes collected from or withheld by either party pursuant to this Section 4.5.

5	FURTHER PROVISIONS

5.1	Perfection of Rights; Maintenance Fees. After the Assignment, at the request of Assignee, and without further consideration, Assignor will execute and deliver such other instruments of sale, transfer, assignment, and other confirmation and take such other action that are necessary in order to sell, transfer, and assign effectively to Assignee the Assigned Patents and to allow Assignee to perfect and record those sales, transfers, and assignments. Assignor or its Affiliates shall pay, or cause to be paid, all maintenance fees and annuities (including late fees and/or penalties) relating to the Assigned Patents, to the extent such a fee or annuity is due within sixty (60) days of the Effective Date.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

5.2	Existing Encumbrances. Notwithstanding anything to the contrary in this Agreement, the Assigned Patents are assigned and shall even after the Assignment remain subject to the Existing Encumbrances, and Assignee hereby commits to respect and abide by such Existing Encumbrances. Assignee may request, in writing after the Assignment, from Assignor information related to the Existing Encumbrances, such information not to be unreasonably withheld by Assignor, it being agreed for clarity that a withdrawal pursuant to confidentiality or similar binding obligations shall not be deemed unreasonable. Notwithstanding anything to the contrary, the sole remedy for Assignor’s breach of this Section 5.2 shall be the subsequent provision of the information so required, and Assignee not be entitled to any damages therefore. For the avoidance of doubt and notwithstanding anything to the contrary herein, the existing patent license agreements related to the Assigned Patents and related royalty payments shall not be assigned or transferred to Assignee.

5.3	Conduct of the Business. Assignee shall exercise reasonable commercial efforts to monetize the Assigned Patents consistent with prudent business practices; provided, however, in light of the volume, breadth and extent of the Assigned Patents, Assignee shall have the sole right in its discretion to determine the strategy, manner, timing, nature and extent of any and all actions to monetize the Assigned Patents. Assignee shall be free to employ, contract or otherwise retain the services of appropriate legal, technical, financial and administrative personnel, advisors and agents to conduct and operate its business. In addition to and without limiting the generality of the foregoing, no later than * business * following Assignee’s or its Affiliate’s commencement of any patent infringement or other litigation or arbitration to enforce one or more of the Assigned Patents, Assignee shall provide Assignor with notice of such action and, to the extent that a disclosure is permitted under applicable rules or regulations, Assignee shall provide Assignor a copy of the related complaint and initial filings.

5.4	***

5.4.1	It is acknowledged that (a) Assignor has made a commitment to *** to offer licenses under certain Patents related to certain standards, to *** at certain terms and conditions, such terms and conditions including *** for certain products of such *** (the “***”), (b) the *** requires Assignor to follow a pre-defined notification process, (c) a particular *** will *** from the *** under certain pre-defined circumstances, including without limitation ***.

5.4.2	The Parties agree that in order to enable Assignor to fulfill the *** and to clarify to the Assignee the extent of the Existing Encumbrances regarding particular companies, the Parties will cooperate in the following manner: Upon written request from the Assignee, the Assignor will, within * (*) days from the date of the written request, provide the Assignee with information whether a particular company is still subject to the ***. Assignee agrees (a) that it will *** that have *** from the *** for licensing of *** and/or *** under any of the Assigned Patents that are subject to the *** before notifying Assignor so as to enable Assignor to follow the required notification process under the *** and (b) not to *** subject to the *** to * with Assignor’s licensing activities pursuant to the *** regarding such a company as long as such company continues to benefit from the ***. If a company earlier identified pursuant to the second sentence of this Section 5.4.2 that has *** from the *** under the ***, Assignor will provide Assignee with written notice of the agreement within * (*) days of the effective date of such ***.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

5.4.3	Provided a company is still subject to the *** as described in Section 5.4.2 above, if a company wishes to enter into a license agreement with * on terms and conditions compliant with the ***, the * will * to *** under those Assigned Patents that are subject to the *** which will allow * to * a license to such a company on terms and conditions that are compliant with the ***. For the avoidance of doubt it is acknowledged and agreed that the foregoing *** are not subject to any further consideration or accounting by the Assignor to the Assignee.

5.5	No Rights to Other Intellectual Property Rights. Except as expressly set forth herein with respect to the Assigned Patents, no right, title or interest, license or other right is hereby assigned, transferred or granted, by implication, estoppel or otherwise, to Assignee, under any Patents, trade secrets or any other intellectual property rights now or hereafter owned or controlled by Assignor and/or any of its Affiliates.

5.6	Registration of Rights. After the Assignment (but no sooner) Assignee may conduct the transfer registration process of Assigned Patents as required by the respective patent registration offices (such as the U.S. PTO). Assignee shall bear all costs associated with such process. Assignee shall use the Patent Assignment for such registrations, but may request reasonable alternative or additional documents as required for registration in relevant patent registration offices, which Assignor shall not unreasonably withhold.

5.7	Further Assignment of Assigned Patents. Any sale, transfer, assignment, lien, mortgage or other Encumbrance by Assignee on any of the Assigned Patents shall be made subject to the (a) Existing Encumbrances and (b) the licenses and releases granted in Section 6.

5.8	Effective Date. The effective date (the “Effective Date”) of this Agreement shall be the Business Day after the date on which the condition set forth in Exhibit E hereto is satisfied (the “Effectiveness Condition”), upon which Effective Date all terms and conditions of this Agreement will become binding on the Parties. Notwithstanding anything to the contrary, in the event the Effectiveness Condition is not satisfied by June 15, 2014, this Agreement will become void, and no Assignment will occur and no payment obligations pursuant to this Agreement will become binding.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

6	LICENSE TO ASSIGNOR

6.1	License. Upon the Assignment, Assignee hereby grants to Assignor and its Affiliates (for clarity, “Assignor” and “its Affiliates” shall not include any other company that has a trademark license from Assignor or its Affiliates) a fully paid up and royalty free, non-exclusive, non-transferable, and irrevocable right and license for the life of the Assigned Patents to (i) practice all methods, and (ii) make, have made, use, sell, offer to sell, import, and dispose of any and all products and/or services that are (a) substantially designed by Assignor or an Affiliate of Assignor; and/or (b) specified by Assignor or an Affiliate of Assignor; and/or (c) branded (or co-branded) with at least one trademark or other brand item owned or controlled, either through registration or other means, by Assignor and/or an Affiliate of Assignor (including without limitation component parts to such products and services but for clarity, only such component parts that are supplied to such products and/or services, and not component parts that are provided to other products or services) (the “Covered Products”). For clarity, the have made rights do not entitle a third party to make any products for itself or for any other party than Assignor or Affiliates of Assignor. Assignor and Assignee intend for this license to be limited to the Assigned Patents, and Assignor expressly acknowledges that it is not being granted and has not bargained for any rights, implied or otherwise, to any other patents owned, controlled, or licensable by Assignee now or in the future under any legal or equitable theory, including patent exhaustion.

6.2	[Intentionally omitted]

6.3	Nokia Solutions and Networks. For the avoidance of doubt, the license granted to Assignor and its Affiliates in Section 6.1 includes Nokia Solutions and Networks B.V. and its Affiliates (“NSN”). The license of Section 6.1 for the benefit of NSN shall continue in force irrespective of whether NSN remains an Affiliate of Assignor.

6.4	Affiliates Ceasing to Be Affiliates. Without Prejudice to Section 6.3, if an Affiliate of Assignor ceases to be an Affiliate, the license granted to such an Affiliate pursuant to Section 6.1 shall continue in place so that it includes those businesses the Affiliate was engaged in at the time when it ceased to be an Affiliate and cover such annual sales volume that is equal to the sales of the Affiliate in question during the full calendar year immediately prior to the year during which the Affiliate ceased to be an Affiliate, allowing * annual growth.

6.5	[Intentionally omitted]

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

6.6	Sublicensing Right. Pursuant to the terms of this Section 6.6, Assignor retains and Assignee grants to Assignor a non-exclusive, worldwide, perpetual, irrevocable and fully paid-up right for Assignor to grant to any person or entity (“Third Party Sublicensee”) non-exclusive sublicenses under one or more of the Sublicensable Patents only in the field of *** (for clarity, the field of *** does not include ***). Any such sublicenses granted by Assignor may be for the life of such applicable Sublicensable Patents or any shorter period, at Assignor’s sole discretion, and Assignor may grant such sublicenses without a consent from or accounting to Assignor. If such a sublicense is granted to any of the Unlicensed Companies, Assignor shall provide notice to Assignee within * (*) days of the sublicense grant; otherwise, Assignor has no obligation to provide notice of a sublicense grant. Nothing in this Agreement shall imply or be construed as any obligation for Assignor to exploit such right to grant sublicenses or to grant a sublicense to any person or entity. The Parties further agree that no laches, equitable estoppel, or similar legal doctrine will apply to Assignee or Assignor as a result of Assignor’s action or inaction in the exercise of such right. Assignor and Assignee intend for this right and any sublicenses granted under this right to be limited to the applicable claims of the Sublicensable Patents, and Assignor expressly acknowledges that it excludes any rights under any legal or equitable theory, including patent exhaustion, to any of the other Assigned Patents that are not Sublicensable Patents or any other patents owned, controlled, or licensable by Assignee now or in the future.

7	REPRESENTATIONS AND WARRANTIES

7.1	Representations and Warranties by Each Party. Each Party represents and warrants to the other that, upon the Effective Date (a) it is a company duly formed and validly existing under the laws of the jurisdiction of its formation; (b) it has the full power and authority to enter into, execute and deliver this Agreement and perform the obligations contained herein and it has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder; and (c) the execution and delivery by such Party of this Agreement and the performance by such party of its obligations contemplated in this Agreement have been duly authorized by any necessary corporate or other action of such Party.

7.2	Representations and Warranties by Assignor. Assignor represents and warrants that, upon the Effective Date:

7.2.1	Assignor is the exclusive owner of all right, title, and interest in and has good marketable title to the Assigned Patents, subject to the Existing Encumbrances.

7.2.2	Other than as expressly indicated in Exhibit C, none of the Unlicensed Companies (i) has been granted any patent license or sublicense, covenant not to assert, and/or similar patent immunity; or (ii) benefits from the ***, with respect to any of the Assigned Patents; For clarity, the foregoing warranty does not cover any SSO Commitments provided that such SSO Commitments do not provide for a royalty-free license.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

7.2.3	Assignor has paid all issue, maintenance, and other required fees to maintain the Assigned Patents and pendency of the patent applications thereof that had an initial due date on or before the Effective Date.

7.2.4	There are no existing contracts, agreements, commitments, or rights with, to, or in any third party to acquire any of the Assigned Patents.

7.2.5	except as otherwise noted in Exhibit A, to the knowledge of Assignor, (a) there has been no litigation or suit filed and/or pending, or written assertion by a third party, by or against Assignor contesting the ownership, validity, registrability, or enforceability of any Assigned Patent; (b) none of the Assigned Patents has ever been found after grant to be invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial, or other proceeding; (c) none of the Assigned Patents has been or is currently involved in any reexamination, reissue, inter partes review, interference processing, opposition, or any similar proceeding, and no such proceedings are pending or threatened; and (d) Assignor has not improperly paid any “small entity” fees to the United States Patent and Trademark Office for any of the Assigned Patents.

7.3	DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY OTHERWISE PROVIDED IN THIS AGREEMENT, ASSIGNOR AND ASSGINEE EACH DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8	MISCELLANEOUS PROVISIONS

8.1	Costs. All legal fees, costs and expenses incurred on behalf of Assignor in connection with the contemplated transactions will be borne by Assignor; and all fees, costs and expenses incurred on behalf of Assignee in connection with the contemplated transactions will be borne by Assignee.

8.2	Amendments. This Agreement may be modified in writing only and any such modification shall be signed by Parties.

8.3	Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

8.4	Applicable Law, Jurisdiction, Venue and Waiver of Jury Trial. The validity, construction, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., exclusive of its choice of law rules. Any legal suit, action or proceeding arising out of or related to or arising out of this Agreement or any transaction contemplated hereby shall be commenced solely in the United States District Court for the Southern District of New York, U.S.A., and each party (a) irrevocably submits to the personal and exclusive jurisdiction and venue of such court in any such suit, action or proceeding, and (b) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated hereby.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

8.5	Notices. All notices, approvals or other communications provided for herein to be sent or given to Assignee shall be deemed validly and properly given or made if in writing and delivered by hand or delivered by express courier, addressed to:

General Counsel

Inventergy, Inc.

19925 Stevens Creek Blvd, Suite 100

Cupertino, CA 95014

USA

All notices, approvals or other communications provided for herein to be sent or given to Assignor shall be deemed validly and properly given or made if in writing and delivered by hand or delivered by express courier, addressed to:

Nokia Corporation

P.O. Box 226

FIN-00045 Nokia Group

Karakaari 7

02610 Espoo, Finland

Attn: VP Intellectual Property Rights

Either of the Parties hereto may give notice to the other at any time by the methods specified above of a change in the address at which, or the persons to whom, notices addressed to it are to be delivered in the future, and such notice shall be deemed to amend this Section until superseded by a later notice of the same type. Any notice given by overnight courier as aforesaid shall be conclusively deemed to have been received by a party hereto and be effective on the second business day after the day on which deposited with the express courier to the address set forth above.

8.6	Headings. The headings of Sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

8.7	LIMITATION ON CONSEQUENTIAL DAMAGES. ABSENT THE CASE OF INTENTIONAL MISUSE OR GROSS NEGLIGENCE, NO PARTY SHALL BE LIABLE TO ANY OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

8.8	LIMITATION OF LIABILITY. ABSENT THE CASE OF WILLFUL MISCONDUCT, INTENTIONAL MISUSE OR GROSS NEGLIGENCE, ASSIGNOR’S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED THE AGGREGATE AMOUNT PAID TO ASSIGNOR UNDER SECTION 4.1 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.9	Confidentiality. Each Party will keep the existence and contents of this Agreement confidential and will not now or hereafter divulge any of this information thereof to any third party except (a) with the prior written consent of the other Party; (b) as otherwise may be required by law or legal or administrative process, or pursuant to Generally Accepted Accounting Principles as part of any public filing of that Party’s financial statements; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) subject to non-disclosure obligations no less stringent than those contained herein, to its Affiliates and/or legal counsels solely to the extent such divulgation is reasonably necessary; (e) to any governmental patent offices or similar authorities solely to the extent necessary to register or perfect Assignee’s interest in the Assigned Patents (including, without limitation, recording the Patent Assignment in any governmental patent office); or (f) for information which is or becomes publicly available otherwise than through a breach of the obligations of this Section 8.9 by a Party; provided that, in (b) and (c) above, (i) to the extent permitted by law, the Party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the Party will provide the other Party with at least ten (10) calendar days’ prior, or other reasonable time if ten (10) days notice is not reasonably possible under the circumstances, written notice of such disclosure, if permitted by law or administrative, accounting or legal process; and provided further that, in (e) above, to the extent permitted by law, the Assignee will use all reasonable and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available.

8.10	Exceptions to Confidentiality. Notwithstanding the confidentiality requirements of Section 8.9, on and after the Effective Date, the Parties may publicly disclose (i) that the Agreement is for purchase of patents by Assignee from Assignor; (ii) the identity of the Parties; (iii) the identity of the Assigned Patents; and (iv) by Assignee, any descriptions of the Assigned Patents, regardless of the source of such descriptions.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

8.11	Relationship of the Parties. Parties hereto are independent contractors. Neither party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between Assignor and Assignee.

8.12	Severability. The terms and conditions stated herein are declared to be severable. If any Section, paragraph, provision, or clause in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction, the remainder of this Agreement shall be valid and enforceable and Parties shall use good faith to negotiate a substitute, valid and enforceable provision which most nearly effectuates Parties' intent in entering into this Agreement.

8.13	No Waiver. No failure or delay on the part of any Party in exercising any of its respective rights hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights preclude any other or further exercise thereof or the exercise of any other rights hereunder.

8.14	Entire Agreement. This Agreement reflects the complete understanding of the parties regarding the subject of the Agreement, and supersedes all prior related negotiations.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

IN WITNESS WHEREOF, Parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

NOKIA CORPORATION	Inventergy, Inc

Name:	Name:	Joseph W. Beyers

Signature:	Signature:

Title:	Title:	Chairman & CEO

Date:	Date:

Name:

Signature:

Title:

Date:

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

EXHIBIT A – ASSIGNED PATENTS

Pursuant to Section 7.2.5 (a) it is noted that in connection with the licensing negotiations/legal proceedings between * and * preceding the patent license agreement settlement reached on *** Assignor received *** by ***, including certain Assigned Patents. For clarity, this note is for informative purposes only and shall not constitute any *** of any such *.

Nokia code	Title	Country	Status	Filing date	Grant no	Filing no
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	CN	Granted	10.08.2000	ZL00819795.4	00819795.4
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	DE	Granted	10.08.2000	60023359.6-08	00956419.6
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	FR	Granted	10.08.2000	1310129	00956419.6
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	GB	Granted	10.08.2000	1310129	00956419.6
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	KR	Granted	10.08.2000	693394	7001821/2003
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	RU	Granted	10.08.2000	2262213	2003103593

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	US	Granted	10.08.2000	7925762	10/343707
15720	NETWORK INITIATED DEREGISTRATION FROM IP MULTIMEDIA SERVICES	US	Granted	09.10.2001	10/398575	7623529
15735	PREPAID SERVER	US	Granted	22.12.2000	7065339	10/451236
15735	PREPAID SERVER	US	Pending	07.06.2006		11/448122

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

15735	PREPAID SERVER	BR	Pending	22.12.2000		PI0017382.7
15735	PREPAID SERVER	CA	Granted	22.12.2000	2428329	2428329
15735	PREPAID SERVER	CN	Granted	22.12.2000	ZL00820083.1	00820083.1
15735	PREPAID SERVER	AT	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	FR	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	DE	Granted	22.12.2000	60035531.4	00987457.9
15735	PREPAID SERVER	IT	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	NL	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	ES	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	SE	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	CH	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	TR	Granted	22.12.2000	TR200706776T4	00987457.9
15735	PREPAID SERVER	GB	Granted	22.12.2000	1346558	00987457.9
15907	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	DE	Granted	05.03.2001	60109066.7	01929406.5
15907	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	GB	Granted	05.03.2001	1368946	01929406.5
15907	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	US	Granted	05.03.2001	7991894	10/469787
16020	Accessing IP multimedia subsystem	US	Granted	08.06.2001	7304966	US-10/479457
16044	SERVICE EXECUTION SERVER CHAINING	US	Granted	02.10.2001	09/967927	6888828

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

17327	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	DE	Granted	09.08.2000	60046674.4	00965599.4
17327	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	JP	Pending	09.08.2000		2001-517771
17327	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	US	Granted	19.08.1999	6801542	09/377263
17846	Method and apparatus for providing presence information in support of wireless communication services	MX	Granted	11.07.2006	MX/a/2008/000568	282232
17846	Method and apparatus for providing presence information in support of wireless communication services	PH	Granted	11.07.2006	1-2007-502943	1-2007-502943
17846	Method and apparatus for providing presence information in support of wireless communication services	RU	Granted	11.07.2006	2008100148	2384004

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

17846	Method and apparatus for providing presence information in support of wireless communication services	SG	Granted	11.07.2006	200800268.5	139065
17846	Method and apparatus for providing presence information in support of wireless communication services	ZA	Granted	11.07.2006	2008/0233	2008/0233
17846	Method and apparatus for providing presence information in support of wireless communication services	KR	Granted	11.07.2006	2008-7003214	1026155
17846	Method and apparatus for providing presence information in support of wireless communication services	CN	Granted	11.07.2006	200680025371.9	200680025371.9
17846	Method and apparatus for providing presence information in support of wireless communication services	US	Pending	07.02.2006	11/348896
17846	Method and apparatus for providing presence information in support of wireless communication services	VN	Pending	11.07.2006	1-2008-00326

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

17846	Method and apparatus for providing presence information in support of wireless communication services	BR	Pending	11.07.2006	PI0614221.4
17846	Method and apparatus for providing presence information in support of wireless communication services	EP	Pending	11.07.2006	06795099.8
17846	Method and apparatus for providing presence information in support of wireless communication services	ID	Pending	11.07.2006	W00200800123
26149	3RD GEN MOBILITY USING SIP	FR	Granted	21.11.2001	01999121.5	1338152
26149	3RD GEN MOBILITY USING SIP	US	Granted	14.11.2001	09/991540	6904035
30609	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCL VERSION 6.	CN	Granted	11.07.2002	02815394.4	02815394.4
30609	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCL VERSION 6.	EP	Pending	11.07.2002		02749143.0
30609	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCL VERSION 6.	US	Granted	09.07.2002	7900242	10/192753

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	CN	Granted	17.02.2004	200480000385.6	200480000385.6
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	ID	Granted	17.02.2004	W00200501937	IDP0030947
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	SG	Granted	17.02.2004	200406163.6	115865
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	US	Granted	08.07.2003	10/614343	7917620
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP	Pending	17.02.2004	04711676.9
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	IN	Pending	17.02.2004	03049/CHENP/2004
40143	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	AU	Granted	17.03.2005	2005232140	2005232140
40143	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	CN	Granted	17.03.2005	200580017529.3	200580017529.3
40143	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	KR	Granted	17.03.2005	2006-7023181	0924513
40143	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	IN	Pending	17.03.2005	5988/DELNP/2006

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

41300	IMS-CS INTERWORKING FOR VIDEO CALLS	US	Granted	23.08.2006	11/508258	7860102
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	CN	Granted	22.01.2007	200780005866.X	200780005866.X
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	EP	Granted	22.01.2007	07700656.7	1987649
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	SG	Granted	22.01.2007	200805775.4	145112
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	DE	Granted	22.01.2007	07700656.7	602007033333.4
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	NL	Granted	22.01.2007	07700656.7	1987649
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	GB	Granted	22.01.2007	07700656.7	1987649
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	TH	Pending	23.01.2007	0701000284
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	IN	Pending	22.01.2007	6684/DELNP/2008
41880	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	CN	Granted	27.03.2007	200780010857.X	200780010857.X
41880	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	US	Pending	26.03.2007	11/691417

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

41880	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP	Pending	26.03.2007	07734087.5
53514	DHT-BASED CORE IMS NETWORK	US	Granted	14.09.2006	7796990	11/520655
53514	DHT-BASED CORE IMS NETWORK	CN	Pending	11.09.2007		200780038286.0
53514	DHT-BASED CORE IMS NETWORK	EP	Pending	11.09.2007		07803743.9
57369	SIP COMMUNICATION SERVICE IDENTIFIERS	US	Granted	07.03.2007	11/715209	7822035

Assets in the foregoing list marked with the following “***” are “sublicensable patents” as defined in Section 1.8 of the Agreement: *, *, * and *.
EXHIBIT B – ASSIGNMENT OF PATENT RIGHTS

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

For good and valuable consideration, the receipt of which is hereby acknowledged, Nokia Corporation, a corporation organized under the laws of Finland, with its principal place of business at Keilalahdentie 4, 02150 Espoo (“ASSIGNOR”), does hereby sell, assign, transfer, and convey unto Inventergy, Inc., a corporation organized under the laws of the state of Delaware, U.S.A., with its registered office at 19925 Stevens Creek Blvd, Suite 100, Cupertino, California 95014, (“ASSIGNEE”), all right, title, and interest in and to the provisional patent applications, patent applications and/or patents listed in Schedule A (the “Patents”), as well as (a) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of such Patents (whether pending, issued, abandoned or filed prior to, on or after the Effective Date); (b) all patents and patent applications (i) to which any or all of the foregoing directly or indirectly claims priority to, or the benefit of, the filing date, or (ii) for which any or all of the foregoing directly or indirectly forms a basis for priority or otherwise provides the benefit of an earlier filing date; and (c) all foreign counterparts to any or all of the foregoing (collectively, “Assigned Patents”), and also including without limitation all causes of action and other enforcement rights for damages, injunctive relief and any other remedies of any kind for past, current, and future infringement for any and all of these Assigned Patents.

Assignor shall, when requested by Assignee, execute all rightful oaths, assignments, and powers of attorney, and all other papers necessary and proper to carry out the intent and purposes of this Assignment of the Patents.

Assignor authorizes and requests the Director of Patents and Trademarks of the United States of America and the empowered officials of all other governments to issue or transfer all said Patent Rights to ASSIGNEE, as ASSIGNEE of the entire right, title, and interest therein or otherwise as ASSIGNEE may direct.

IN TESTIMONY WHEREOF, we have hereunto executed this Assignment this _____ day of ___________________, 2010.

Nokia Corporation

By: _____________________________

Printed Name: _____________________

Title: ___________________________

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

Sworn to and subscribed before me

this _____ day of _____________

and notarized on said date.

_____________________________

Notary Public

My commission expires:

SCHEDULE A – ASSIGNED PATENTS

Nokia code	Title	Country	Status	Filing date	Grant no	Filing no
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	CN	Granted	10.08.2000	ZL00819795.4	00819795.4
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	DE	Granted	10.08.2000	60023359.6-08	00956419.6

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	FR	Granted	10.08.2000	1310129	00956419.6
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	GB	Granted	10.08.2000	1310129	00956419.6
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	KR	Granted	10.08.2000	693394	7001821/2003
15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	RU	Granted	10.08.2000	2262213	2003103593

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

15576	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK IN R00 REFERENCE ARCHITECTURE	US	Granted	10.08.2000	7925762	10/343707
15720	NETWORK INITIATED DEREGISTRATION FROM IP MULTIMEDIA SERVICES	US	Granted	09.10.2001	10/398575	7623529
15735	PREPAID SERVER	US	Granted	22.12.2000	7065339	10/451236
15735	PREPAID SERVER	US	Pending	07.06.2006		11/448122
15735	PREPAID SERVER	BR	Pending	22.12.2000		PI0017382.7
15735	PREPAID SERVER	CA	Granted	22.12.2000	2428329	2428329
15735	PREPAID SERVER	CN	Granted	22.12.2000	ZL00820083.1	00820083.1
15735	PREPAID SERVER	AT	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	FR	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	DE	Granted	22.12.2000	60035531.4	00987457.9
15735	PREPAID SERVER	IT	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	NL	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	ES	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	SE	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	CH	Granted	22.12.2000	1346558	00987457.9
15735	PREPAID SERVER	TR	Granted	22.12.2000	TR200706776T4	00987457.9
15735	PREPAID SERVER	GB	Granted	22.12.2000	1346558	00987457.9
15907	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	DE	Granted	05.03.2001	60109066.7	01929406.5

CONFIDENTIAL

15907	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	GB	Granted	05.03.2001	1368946	01929406.5
15907	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	US	Granted	05.03.2001	7991894	10/469787
16020	Accessing IP multimedia subsystem	US	Granted	08.06.2001	7304966	US-10/479457
16044	SERVICE EXECUTION SERVER CHAINING	US	Granted	02.10.2001	09/967927	6888828
17327	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	DE	Granted	09.08.2000	60046674.4	00965599.4
17327	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	JP	Pending	09.08.2000		2001-517771
17327	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	US	Granted	19.08.1999	6801542	09/377263

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

17846	Method and apparatus for providing presence information in support of wireless communication services	MX	Granted	11.07.2006	MX/a/2008/000568	282232
17846	Method and apparatus for providing presence information in support of wireless communication services	PH	Granted	11.07.2006	1-2007-502943	1-2007-502943
17846	Method and apparatus for providing presence information in support of wireless communication services	RU	Granted	11.07.2006	2008100148	2384004
17846	Method and apparatus for providing presence information in support of wireless communication services	SG	Granted	11.07.2006	200800268.5	139065
17846	Method and apparatus for providing presence information in support of wireless communication services	ZA	Granted	11.07.2006	2008/0233	2008/0233
17846	Method and apparatus for providing presence information in support of wireless communication services	KR	Granted	11.07.2006	2008-7003214	1026155

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

17846	Method and apparatus for providing presence information in support of wireless communication services	CN	Granted	11.07.2006	200680025371.9	200680025371.9
17846	Method and apparatus for providing presence information in support of wireless communication services	US	Pending	07.02.2006	11/348896
17846	Method and apparatus for providing presence information in support of wireless communication services	VN	Pending	11.07.2006	1-2008-00326
17846	Method and apparatus for providing presence information in support of wireless communication services	BR	Pending	11.07.2006	PI0614221.4
17846	Method and apparatus for providing presence information in support of wireless communication services	EP	Pending	11.07.2006	06795099.8
17846	Method and apparatus for providing presence information in support of wireless communication services	ID	Pending	11.07.2006	W00200800123
26149	3RD GEN MOBILITY USING SIP	FR	Granted	21.11.2001	01999121.5	1338152
26149	3RD GEN MOBILITY USING SIP	US	Granted	14.11.2001	09/991540	6904035

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

30609	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCL VERSION 6.	CN	Granted	11.07.2002	02815394.4	02815394.4
30609	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCL VERSION 6.	EP	Pending	11.07.2002		02749143.0
30609	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCL VERSION 6.	US	Granted	09.07.2002	7900242	10/192753
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	CN	Granted	17.02.2004	200480000385.6	200480000385.6
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	ID	Granted	17.02.2004	W00200501937	IDP0030947
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	SG	Granted	17.02.2004	200406163.6	115865
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	US	Granted	08.07.2003	10/614343	7917620
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP	Pending	17.02.2004	04711676.9
39808	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	IN	Pending	17.02.2004	03049/CHENP/2004

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

40143	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	AU	Granted	17.03.2005	2005232140	2005232140
40143	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	CN	Granted	17.03.2005	200580017529.3	200580017529.3
40143	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	KR	Granted	17.03.2005	2006-7023181	0924513
40143	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	IN	Pending	17.03.2005	5988/DELNP/2006
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	US	Granted	23.08.2006	11/508258	7860102
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	CN	Granted	22.01.2007	200780005866.X	200780005866.X
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	EP	Granted	22.01.2007	07700656.7	1987649
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	SG	Granted	22.01.2007	200805775.4	145112
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	DE	Granted	22.01.2007	07700656.7	602007033333.4
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	NL	Granted	22.01.2007	07700656.7	1987649
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	GB	Granted	22.01.2007	07700656.7	1987649

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

41300	IMS-CS INTERWORKING FOR VIDEO CALLS	TH	Pending	23.01.2007	0701000284
41300	IMS-CS INTERWORKING FOR VIDEO CALLS	IN	Pending	22.01.2007	6684/DELNP/2008
41880	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	CN	Granted	27.03.2007	200780010857.X	200780010857.X
41880	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	US	Pending	26.03.2007	11/691417
41880	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP	Pending	26.03.2007	07734087.5
53514	DHT-BASED CORE IMS NETWORK	US	Granted	14.09.2006	7796990	11/520655
53514	DHT-BASED CORE IMS NETWORK	CN	Pending	11.09.2007		200780038286.0
53514	DHT-BASED CORE IMS NETWORK	EP	Pending	11.09.2007		07803743.9
57369	SIP COMMUNICATION SERVICE IDENTIFIERS	US	Granted	07.03.2007	11/715209	7822035

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

EXHIBIT C – UNLICENSED COMPANIES

***

Unlicensed but subject to ***:

***

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

EXHIBIT D – COMMON INTEREST AGREEMENT

THIS COMMON INTEREST AGREEMENT ("Agreement") is entered into and effective as of _________, 20__ by and between Inventergy, Inc., a Delaware corporation, having offices at 19925 Stevens Creek Boulevard, Suite 100, Cupertino, California, 95014 United States of America (“Inventergy”) and Nokia Corporation, a Finnish corporation having a principal place of business at Karakaari 7, 02610 Espoo Finland (“Company”). (Inventergy and Company each a “Party” and together the “Parties”).

1. Background.

Each of Inventergy and Company have entered into a PATENT PURCHASE AGREEMENT (the “PPA”) having an effective date of __________, 20__ in connection with certain patent rights acquired by Inventergy from Company and certain licenses retained under such patents by Company (the "Patent Rights," and matters related to any of the Patent Rights, the "Patent Matters").

The Parties have a common legal interest in upholding the validity and enforceability of the Patent Rights for purposes of enforcement. The Parties anticipate that Inventergy will enforce inherent rights of the Patent Rights against third Parties through licensing activities and possibly as well through litigation. The Parties have agreed to treat their communications and those of their counsel relating to the Patent Matters as protected by the common interest doctrine. Furtherance of the Patent Matters requires the exchange of proprietary documents and information, the joint development of legal strategies and the exchange of privileged information and attorney work product developed by the Parties and their respective counsel.

2. Common Interest.

The Parties have a common, joint and mutual legal interest in the monetization of valid and enforceable patents. In furtherance of that common interest, the Parties will continue to cooperate with each other, to the extent permitted by law, and subject to each Party's discretion, to share information protected by the attorney-client privilege, the work product doctrine, or other applicable privilege or immunity with respect to the Patent Matters. Any counsel or consultant retained by a Party or their counsel to assist in the Patent Matters shall be bound by, and entitled to the benefits of this Agreement.

In order to further their common interest, the Parties and their counsel may continue to exchange privileged and work product information, orally and in writing, including, without limitation, factual analyses, mental impressions, legal memoranda, source materials, draft legal documents, evidence of use materials, claims charts, prosecution history files and other information (hereinafter "Common Interest Materials"). The sole purpose of the exchange of the Common Interest Materials is to support the Parties’ common interest with respect to the enforcement of the Patent Matters. Any Common Interest Materials exchanged shall continue to be protected under all applicable privileges and no such exchange shall constitute a waiver of any applicable privilege or protection. Nothing in this Agreement requires a Party to share information with the other Party.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

3. Nondisclosure.

The Parties and their counsel shall use the Common Interest Materials solely in connection with the Patent Matters and the furtherance of the purposes and interests of the PPA, and shall take appropriate steps to protect the privileged and confidential nature of the Common Interest Material. Each Party shall notify the other of any request, order and/or directive to produce such privileged documents as soon as practicable and shall consult with the other Party as to the appropriate response. Following such consultation, neither Party nor their respective counsel shall produce privileged documents unless or until required by law as determined by the relevant Party's counsel. Except as herein provided, in the event that either Party or its counsel is requested or required in the context of a litigation, governmental, judicial or regulatory investigation or other similar proceedings (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar process) to disclose any Common Interest Materials, the Party or its counsel shall assert all applicable privileges, as determined by its counsel, including, without limitation, the common interest doctrine, and, as soon as practicable, shall inform the other Party and the other Party's counsel of the request or requirement to disclose.

4. Relationship; Additions; Termination.

This Agreement does not by itself create any agency or similar relationship among the Parties. Through the term of the Agreement between the Parties, or any other agreement requiring confidentiality (whichever term is longer), neither Party nor their respective counsel has the authority to waive any applicable privilege or doctrine on behalf of the other Party.

Nothing in this Agreement affects the separate and independent representation of each Party by its respective counsel or creates an attorney-client relationship between the counsel for a Party and the other Party to this Agreement.

This Agreement shall continue until terminated upon termination or expiration of PPA, or the written request of either party. Upon termination, each Party and their respective counsel shall return any Common Interest Material furnished by the other Party, unless otherwise required by law or regulation. Notwithstanding termination, this Agreement shall continue to protect all Common Interest Materials disclosed prior to termination, including under applicable attorney client privileges and/or work product doctrine, and sections 3 and 5 shall survive termination of this Agreement.

5. General Terms.

This Agreement is governed by the laws of the State of California, without regard to its choice of law principles to the contrary. In the event any provision of the Agreement is held by any court of competent jurisdiction to be illegal, void or unenforceable, the remaining terms shall remain in effect. Failure of either Party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

The Parties agree that a breach of this Agreement may result in irreparable injury, that money damages might not be a sufficient remedy and that the disclosing Party shall be entitled to seek equitable relief, including injunctive relief, as a non-exclusive remedy for any such breach.

Notices given under this Agreement shall be given in writing and delivered by messenger or overnight delivery service as set forth below, and shall be deemed to have been given on the day received:

In the case of Assignee:

Inventergy LLC
19925 Steven Creek Blvd, Suite
Cupertino CA 95014-2358

Attn:
General Counsel
Email: legal@inventergy.com

In the case of Company:

Nokia Corporation
P.O. Box 226
FIN-00045 Nokia Group
Karakaari 7
02610 Espoo, Finland

Attn: VP Intellectual Property Rights

This Agreement is effective and binding upon each Party to effect the agreements made between Company and Inventergy and may be amended only by a writing signed by or on behalf of each Party. This Agreement may be executed in counterparts. Any signature reproduced or transmitted via email of a .pdf file, photocopy, facsimile or other process of complete and accurate reproduction and transmission shall be considered an original for purposes of this Agreement.

IN WITNESS WHEREOF, both Company and Inventergy have executed this Agreement by their duly authorized representative.

Inventergy, Inc.		Nokia Corporation

By		By

Name	Joseph W. Beyers	Name

Title	Chairman & CEO	Title

Date		Date

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

EXHIBIT E – EFFECTIVENESS CONDITION

The condition to the effectiveness of this Agreement (the “Effectiveness Condition”) shall be the consummation of the pending merger between Assignee and a subsidiary of eOn Communications Corporation.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

EXHIBIT F – LICENSING STATEMENT

Nokia reaffirms licensing commitments for standard essential patents

08 April 2014

Over the last two decades, Nokia has developed a large number of fundamental technologies and made significant contributions to the development of wireless communication standards. This research and development investment has resulted in a significant portfolio of standard essential patents (SEPs), which Nokia has agreed to license on fair, reasonable and non-discriminatory (FRAND) terms, in line with the intellectual property rights policies of the relevant standard setting organizations.

To date, in line with those undertakings, we have successfully agreed licenses with more than 60 companies, enabling them to benefit from our innovations to build products that work to the standards, fostering increased competition and more choice for consumers. From time to time, Nokia has shared information on the Nokia licensing program with competition or antitrust authorities in connection with specific cases or investigations. No authority has ever requested Nokia to change the way Nokia licenses its SEPs.

After the pending acquisition announced on September 3, 2013 of substantially all of Nokia’s Devices & Services business by Microsoft is closed, Nokia will retain its world-leading patent portfolio and Nokia’s previous FRAND undertakings remain in force. In addition to other customary closing conditions, the transaction with Microsoft is subject to regulatory approvals, a process which has involved thorough review of Nokia’s licensing practices by several competition authorities around the world. During that process, no authority has challenged Nokia’s compliance with its FRAND undertakings or requested that Nokia make changes to its licensing program or royalty terms.

In connection with this transaction with Microsoft, some of our competitors have suggested to regulators that after the transaction Nokia could try to abuse its position as a strong SEP holder. As we have no intention to do so and plan to continue to honor our FRAND undertakings in the future, we are prepared to voluntarily reaffirm Nokia’s continuing commitment to FRAND licensing principles.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

Our statement below provides clarity on how Nokia will continue to license its SEPs. It does not reflect or introduce any changes to Nokia’s existing licensing program, royalty terms or practices. The statement has been provided to the Ministry of Commerce of the People’s Republic of China, in order to facilitate the approval process for Microsoft’s acquisition of substantially all of Nokia’s Devices & Services business. It applies equally to prospective licensees irrespective of their domicile.

1.	Nokia confirms its continued commitment to honor its undertakings to standard-setting organizations (SSOs) to license its standard-essential patents (SEPs) on (fair), reasonable and non-discriminatory (FRAND) terms pursuant to IPR policies of such SSOs. This commitment prevents Nokia from imposing licensing terms for its SEPs that would be inconsistent with such FRAND undertakings.

2.	Nokia confirms its support for a principle that, subject to reciprocity, injunctions with SEPs should not be enforced to prevent the implementation of a standard subject to FRAND undertakings, unless a patent holder has made a FRAND license available and the prospective licensee has been unwilling to enter into such FRAND license or to comply with its terms.

3.	Subject to reciprocity and the evolution of SSO IPR policies and judicial interpretations thereof, Nokia acknowledges that the willingness of a party without undue delay to submit the resolution of a possible dispute whether license terms offered by Nokia are inconsistent with Nokia's FRAND undertakings to an independent adjudicator that is reasonably acceptable to both parties, to be bound by such adjudication, to enter into FRAND license resulting from such adjudication, and to pay any potential award and FRAND royalties resulting from such adjudication and agreement, can be a relevant factor for an enforcing body to determine whether a party is a willing licensor or licensee.

4.	Subject to reciprocity and Nokia’s FRAND undertakings to respective SSOs, Nokia makes its SEPs covered under such undertakings available for licensing pursuant to the IPR policies of such SSOs without subjecting the availability of such licenses to the licensees also taking licenses to Nokia’s patents not covered by such undertakings.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

5.	Whenever Nokia transfers SEPs to a new owner in the future, Nokia will pass on the FRAND undertakings with respect to such SEPs to such new owner by only assigning such SEPs subject to the existing FRAND undertakings given by Nokia to SSOs (including what is reconfirmed herein).

6.	Nokia’s current practice of valuing each FRAND license in its full context takes into account, without limitation, the patents or portfolios licensed, the term, the products licensed, the business model for selling or distributing such products, the standards covered, the extent of market adoption of the standardized functionalities, the agreement structure, the value of any grant back license or any other non-monetary compensation, payment arrangements, and the field of use that are intended to be covered in each situation, as applicable. Following the closing of Microsoft transaction and subject to reciprocity, Nokia will not depart from its currently generally offered FRAND per unit running royalty rates for Nokia’s current portfolios of cellular communication SEPs, as and to the extent applicable, except where merited by differences in the above factors.

7.	Only for the avoidance of doubt and without intention to allow circumvention of the commitments made herein, nothing in these commitments is intended to (a) have any impact on Nokia’s rights or obligations beyond the extent to which Nokia’s SEPs are covered by its existing FRAND undertakings, (b) limit Nokia’s legitimate right to license or divest any of its patents, (c) amend or cause amendment of any contract between Nokia and any third party, or (d) create any obligation for Nokia to take licenses to technologies that Nokia does not use.

8.	Notwithstanding the foregoing, the commitment in paragraph 6 does not apply with respect to any company that asserts any patents against Nokia’s manufacture, sale or offering of mobile communication products or services.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

FORWARD-LOOKING STATEMENTS

It should be noted that Nokia and its business are exposed to various risks and uncertainties and certain statements herein that are not historical facts are forward-looking statements, including, without limitation, those regarding: A) the planned sale by Nokia of substantially all of Nokia's Devices & Services business, including Smart Devices and Mobile Phones (referred to below as "Sale of the D&S Business") pursuant to the Stock and Asset Purchase Agreement, dated as of September 2, 2013, between Nokia and Microsoft International Holdings B.V.(referred to below as the "Agreement"); B) the closing of the Sale of the D&S Business; C) receiving timely, if at all, necessary regulatory approvals for the Sale of the D&S Business; D) expectations, plans or benefits related to or caused by the Sale of the D&S Business; E) expectations, plans or benefits related to Nokia's strategies, including plans for Nokia with respect to its continuing businesses that will not be divested in connection with the Sale of the D&S Business; F) expectations, plans or benefits related to changes in leadership and operational structure; G) expectations and targets regarding our operational priorities, financial performance or position, results of operations and use of proceeds from the Sale of the D&S Business; and H) statements preceded by "believe," "expect," "anticipate," "foresee," "sees," "target," "estimate," "designed," "aim", "plans," "intends," "focus," "will" or similar expressions. These statements are based on management's best assumptions and beliefs in light of the information currently available to it. Because they involve risks and uncertainties, actual results may differ materially from the results that we currently expect. Factors, including risks and uncertainties that could cause these differences include, but are not limited to: 1) the inability to close the Sale of the D&S Business in a timely manner, or at all, for instance due to the inability or delays in obtaining necessary regulatory approvals for the Sale of the D&S Business, or the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement; 2) the potential adverse effect on the sales of our mobile devices, business relationships, operating results and business generally resulting from the announcement of the Sale of the D&S Business or from the terms that we have agreed for the Sale of the D&S Business; 3) any negative effect from the implementation of the Sale of the D&S Business, as we may forego other competitive alternatives for strategies or partnerships that would benefit our Devices & Services business and if the Sale of the D&S Business is not closed, we may have limited options to continue the Devices & Services business or enter into another transaction on terms favorable to us, or at all; 4) our ability to effectively and smoothly implement planned changes to our leadership and operational structure or maintain an efficient interim governance structure and preserve or hire key personnel; 5) any negative effect from the implementation of the Sale of the D&S Business, including our internal reorganization in connection therewith, which will require significant time, attention and resources of our senior management and others within the company potentially diverting their attention from other aspects of our business; 6) disruption and dissatisfaction among employees caused by the plans and implementation of the Sale of the D&S Business reducing focus and productivity in areas of our business; 7) the amount of the costs, fees, expenses and charges related to or triggered by the Sale of the D&S Business; 8) any impairments or charges to carrying values of assets or liabilities related to or triggered by the Sale of the D&S Business; 9) potential adverse effects on our business, properties or operations caused by us implementing the Sale of the D&S Business; 10) the initiation or outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against us relating to the Sale of the D&S Business, as well as the risk factors specified on pages 12-47 of Nokia's annual report on Form 20-F for the year ended December 31, 2012 under Item 3D. "Risk Factors." and risks outlined in our fourth quarter and full year 2013 results report available for instance at www.nokia.com/financials. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Nokia does not undertake any obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

PATENT PURCHASE AGREEMENT

BETWEEN NOKIA CORPORATION AND INVENTERGY, INC.

*Please note parts of this Agreement are designated with an asterisk which indicates that material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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